SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2017

 IBERIABANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Louisiana	001-37532	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 West Congress Street, Lafayette, Louisiana 70501
(Address of Principal Executive Offices)
(337) 521-4003
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On October 4, 2017, IBERIABANK Corporation (the “Company”) provided updates on a number of key topics, including the impact of recent Hurricanes Harvey and Irma, the Housing and Urban Development ("HUD") lawsuit, the Company's energy portfolio, and the Sabadell United Bank acquisition-related expense. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1- Press Release providing updates on key topics, including Hurricanes Harvey and Irma, HUD lawsuit, energy portfolio, and Sabadell United Bank acquisition-related expense.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: October 5, 2017	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release providing updates on key topics, including Hurricanes Harvey and Irma, HUD lawsuit, energy portfolio, and Sabadell United Bank acquisition-related expense.